Exhibit 10(s)
EXECUTION COPY

51 West 52nd Street
New York, NY 10019

Gil Schwartz
c/o CBS Corporation
51 W. 52nd Street
New York, NY 10019

Dear Gil:	January 11, 2018

Reference is made to your employment agreement with CBS Corporation (“CBS”), dated as of July 1, 2016, amended as of August 4, 2017 (the “Agreement”). This letter, when fully executed below, shall amend the Agreement as follows:

1.    Paragraph 7(f)(i) of the Agreement shall be amended by deleting the reference therein to “December 31, 2017” and replacing it with “May 31, 2018.”

2.    This letter may be executed in one or more counterparts, including by facsimile, and all of the counterparts shall constitute one fully executed agreement. The signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart. Except as otherwise provided herein, the Agreement shall continue in full force and effect in accordance with its terms.

If the foregoing correctly sets forth our understanding, please sign, date, and return this letter to the undersigned for execution on behalf of CBS.

Very truly yours,
CBS CORPORATION

		By:	/s/ Anthony G. Ambrosio
			Name:	Anthony G. Ambrosio
			Title:	Senior Executive Vice President,
Chief Administrative Officer &
Chief Human Resources Officer

ACCEPTED AND AGREED:

/s/ Gil Schwartz
Gil Schwartz

Dated:	1/11/18